Exhibit 99.1

News Release

AppFolio, Inc. Announces Third Quarter 2021 Financial Results

SANTA BARBARA, Calif., November 8, 2021 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, services, and data analytics to the real estate industry, today announced its financial results for the third quarter ended September 30, 2021.

AppFolio's operating results for the third quarter of 2021 are summarized in the tables accompanying this press release. The Company nevertheless urges investors to read its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on March 1, 2021, as well as its more detailed third quarter 2021 results that will be included in the Company's Quarterly Report on Form 10-Q, which will be filed with the SEC today. These periodic report filings, together with other documents the Company files with the SEC from time to time, will be accessible on AppFolio's website, http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment judgment.

Financial Outlook
Based on information available as of November 8, 2021, AppFolio's outlook for fiscal year 2021 follows:
•Full year revenue is expected to be in the range of $355 million to $357 million.
•Diluted weighted average shares are expected to be approximately 36 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, November 8, 2021, at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Participants who wish to dial into the conference call, please register in advance at https://www.incommglobalevents.com/registration/q4inc/9012/appfolio-inc-announces-third-quarter-2021-financial-results. After registering, a confirmation email will be sent, including dial-in details and a unique code for entry. Registration will be open through the start of the live call.

Following the conference call, a replay will be available at 866.813.9403 (domestic) or 929.458.6194 (international). The passcode is 367726. To access the webcast during the live call, participants may access https://events.q4inc.com/attendee/783445260 and use passcode 367726. An archived webcast of this conference call will also be available on AppFolio’s Investor Relations website at http://ir.appfolioinc.com.

About AppFolio, Inc.
AppFolio provides innovative software, services and data analytics to the real estate industry. Our cloud-based business management solutions are designed to enable our customers to digitally transform their businesses, address critical business operations and enable exceptional customer service. Today our core solutions include AppFolio Property Manager, AppFolio Property Manager PLUS, and AppFolio Investment Management. In addition, the Company offers a variety of Value+ services that are designed to enhance, automate and streamline essential processes and workflows for our customers. AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts," “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's future or assumed revenues and weighted-average outstanding shares, as well as its future growth and success.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, which will be filed with the SEC today, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	September 30, 2021	December 31, 2020
Assets
Current assets
Cash and cash equivalents	$84,444	$140,263
Investment securities—current	76,034	28,256
Accounts receivable, net	12,184	10,057
Prepaid expenses and other current assets	24,714	20,777
Total current assets	197,376	199,353
Investment securities—noncurrent	9,287	6,770
Property and equipment, net	28,177	26,439
Operating lease right-of-use assets	42,597	30,561
Capitalized software development costs, net	40,711	35,459
Goodwill	56,147	56,147
Intangible assets, net	12,864	16,357
Deferred income taxes—noncurrent	12,834	12,181
Other long-term assets	7,394	6,213
Total assets	$407,387	$389,480
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$2,493	$1,040
Accrued employee expenses—current	25,785	18,888
Accrued expenses	13,090	14,069
Deferred revenue	2,738	2,262
Income tax payable	186	9,095
Other current liabilities	4,910	4,451
Total current liabilities	49,202	49,805
Accrued employee expenses—noncurrent	2,059	—
Operating lease liabilities	56,559	40,146
Deferred income taxes—noncurrent	7,868	13,609
Total liabilities	115,688	103,560
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 shares authorized and no shares issued and outstanding as of September 30, 2021 and December 31, 2020	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized as of September 30, 2021 and December 31, 2020; 19,610 and 19,148 shares issued as of September 30, 2021 and December 31, 2020, respectively; 19,191 and 18,729 shares outstanding as of September 30, 2020 and December 31, 2020, respectively	2	2
Class B common stock, $0.0001 par value, 50,000 shares authorized as of September 30, 2021 and December 31, 2020; 15,453 and 15,659 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	2	2
Additional paid-in capital	164,740	161,247
Accumulated other comprehensive (loss) income	(17)	56
Treasury stock, at cost, 419 shares of Class A common stock as of September 30, 2021 and December 31, 2020	(25,756)	(25,756)
Retained earnings	152,728	150,369
Total stockholders’ equity	291,699	285,920
Total liabilities and stockholders’ equity	$407,387	$389,480

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue	$95,809	$84,086	$263,770	$237,624
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	38,730	32,752	104,847	89,124
Sales and marketing	19,362	14,894	53,255	43,117
Research and product development	16,500	13,454	46,389	36,794
General and administrative	13,404	12,946	40,971	36,303
Depreciation and amortization	7,826	6,680	22,844	19,751
Total costs and operating expenses	95,822	80,726	268,306	225,089
(Loss) income from operations	(13)	3,360	(4,536)	12,535
Other (loss) income, net	(353)	187,747	705	187,759
Interest income (expense), net	65	(853)	173	(1,909)
(Loss) income before (benefit from) provision for income taxes	(301)	190,254	(3,658)	198,385
(Benefit from) provision for income taxes	(160)	52,578	(6,017)	39,469
Net (loss) income	$(141)	$137,676	$2,359	$158,916

Net (loss) income per common share:
Basic	$—	$4.01	$0.07	$4.64
Diluted	$—	$3.86	$0.07	$4.46
Weighted average common shares outstanding:
Basic	34,614	34,296	34,525	34,241
Diluted	34,614	35,665	35,695	35,662

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$575	$452	$1,509	$1,098
Sales and marketing	738	367	1,587	1,069
Research and product development	1,451	474	3,522	1,348
General and administrative	1,299	1,803	3,435	3,293
Total stock-based compensation expense	$4,063	$3,096	$10,053	$6,808

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Cash from operating activities
Net income	$(141)	$137,676	$2,359	$158,916
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,826	6,680	22,844	19,751
Amortization of operating lease right-of-use assets	913	902	2,312	2,973
Deferred income taxes	(308)	36,015	(6,394)	22,878
Stock-based compensation	4,063	3,096	10,053	6,808
Gain on sale of business	(21)	(187,636)	(380)	(187,636)
Other	309	200	89	170
Changes in operating assets and liabilities:
Accounts receivable	2,657	2,907	(1,350)	(2,229)
Prepaid expenses and other current assets	(1,387)	(567)	(3,558)	(859)
Other assets	(199)	(213)	(1,181)	(320)
Accounts payable	83	502	1,384	695
Accrued employee expenses—current	(1,303)	1,202	6,335	1,919
Accrued expenses	1,621	1,397	(1,426)	5,931
Deferred revenue	(335)	283	(302)	815
Income tax payable	120	—	(8,909)	—
Accrued employee expenses—noncurrent	1,091	—	2,059	—
Operating lease liabilities	310	(1,043)	1,995	(1,135)
Other liabilities	499	16,439	529	16,539
Net cash provided by operating activities	15,798	17,840	26,459	45,216
Cash from investing activities
Purchases of available-for-sale investments	(18,748)	(16,490)	(167,041)	(29,879)
Proceeds from sales of available-for-sale investments	1,000	—	43,198	13,942
Proceeds from maturities of available-for-sale investments	47,004	5,550	73,754	13,300
Purchases of property, equipment and intangible assets	(2,362)	(2,245)	(5,166)	(16,551)
Capitalization of software development costs	(6,600)	(6,988)	(18,511)	(19,697)
Proceeds from sale of business, net of cash divested	—	191,427	—	191,427
Net cash provided by (used in) investing activities	20,294	171,254	(73,766)	152,542
Cash from financing activities
Proceeds from stock option exercises	145	73	791	402
Tax withholding for net share settlement	(403)	(1,269)	(9,303)	(10,959)
Payment of contingent consideration	—	—	—	(5,977)
Proceeds from issuance of debt	—	562	—	50,752
Principal payments on debt	—	(97,747)	—	(99,565)
Purchase of treasury stock	—	—	—	(4,194)
Net cash used in financing activities	(258)	(98,381)	(8,512)	(69,541)
Net increase (decrease) in cash and cash equivalents and restricted cash	35,834	90,713	(55,819)	128,217
Cash, cash equivalents and restricted cash
Beginning of period	49,046	53,751	140,699	16,247
End of period	$84,880	$144,464	$84,880	$144,464